Segment Reporting	12 Months Ended
Dec. 31, 2012
Segment Reporting
22.	SEGMENT REPORTING

In accordance with ASC 280-10 “Segment Reporting: Overall”, the Group’s chief operating decision maker has been identified as the chief executive officer, who makes resource allocation decisions and assesses performance based on the Company’s consolidated results. As a result, the Company has only one reportable segment.

Geographic disclosures

As the Group generates substantially all of its revenues from customers domiciled in the PRC, no geographical segments are presented. All of the Group’s long-lived assets are located in the PRC except for building and land with net book value of US$58,320 as of December 31, 2012 which are located in the United States of America.